                                                              Exhibit 99.1

                           Form 4 Joint Filer Information

Name:                                         Kennedy Lewis Capital Partners
                                              Master Fund II LP

Address:                                      111 West 33rd Street, Suite 1910
                                              New York, NY 10120

Date of Event Requiring Statement:            11/29/2021

Name:                                         Kennedy Lewis GP II LLC

Address:                                      111 West 33rd Street, Suite 1910
                                              New York, NY 10120

Date of Event Requiring Statement:            11/29/2021

Name:                                         Kennedy Lewis Investment Holdings
                                              II LLC

Address:                                      111 West 33rd Street, Suite 1910
                                              New York, NY 10120

Date of Event Requiring Statement:            11/29/2021